_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  March 16, 1998




                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                         333-26581          Not Yet Available
-----------------------------         ------------        ------------------
(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                         File Number)    Identification No.)



1585 Broadway
New York, New York                                10036
-------------------                               ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

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(Former Name or Former Address if Changed Since Last Report)


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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.


Item 7.   Financial Statement and Exhibits
          --------------------------------

Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for March 16, 1998 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON MARINE ASSET
                                   BACKED TRUST 1997-2


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory




Dated:  March 31, 1998




                               Exhibit Index
                               -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:     Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for March 16, 1998 Payment Date.



			BANKBOSTON MARINE ASSET BACKED SERIES 1997-2

Accounting Date:			3/10/98
Determination Date:			3/13/98
Monthly Payment Date:			3/16/98
Collection Period Ending:		2/28/98

I.     COLLECTION ACCOUNT SUMMARY

     Total Available Funds
     ---------------------
       Principal and Interest Payments Received
         (including Prepayments)                                 9,850,199.07
       Net Liquidation Proceeds (including
         Rebates/Insurance Amounts)                                153,619.27
       Current Monthly Interest Shortfall/Excess                   -86,715.27
       Amount of Withdrawal, if any, from
         Reserve Account                                                 0.00
       Purchase Amounts for Repurchased Receivables                      0.00

	TOTAL AVAILABLE FUNDS                                    9,917,103.07

II.    SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the
        Collection Period for Receivables	                 2,493,776.29
     Amount of Interest Payments Received
        During the Collection Period                             2,580,491.56
        for Receivables
     Amount of Current Month Simple
          Interest Excess/Shortfall                                -86,715.27

III.   CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

      Specified Reserve Account
      Balance (lesser of 3% of the Initial
        Pool Balance and the Outstanding                        12,455,063.62
      Principal Balance of the Notes and Certificates)
      Deposits to Reserve Account (only if
        Reserve Account is less than the
        Specified Reserve Account Balance)                               0.00
      Withdrawals from Reserve Account (to the
        extent that there are shortfalls on
        payments of Interest or Principal)                               0.00
      Amount in Reserve Account as of
        Determination Date (excluding
        amount to be paid on next Payment Date)                 12,455,063.62

IV.    COLLECTIONS ON RECEIVABLES

a)   Interest and Principal Payments Received
     ----------------------------------------
       Interest Payments Received                                2,580,491.56
       Scheduled Principal Payments Received                     1,419,945.70
       Principal Prepayments Received                            5,849,761.81
       Total Interest and Principal Payments Received            9,850,199.07

b)   Liquidation Proceeds
     --------------------
        Gross Recovery Proceeds of Liquidated
          Receivables (including Rebates/Insurance)                180,000.00
        minus  Reasonable Expenses                                  26,380.73
        Net Liquidation Proceeds                                   153,619.27

c)   Purchase Amount - Loans Repurchased from Trust
     ----------------------------------------------
        Amount Allocable to Interest                                     0.00
        Amount Allocable to Principal                                    0.00

     TOTAL COLLECTED FUNDS                                      10,003,818.34


V.     CALCULATION OF SERVICING FEES

	Pool Balance of Receivables as of the
         First Day of Collection Period                        367,264,373.01
        multiplied by Servicer Fee Rate                                  0.50%
	divided by Months per Year                                         12
	SERVICING FEE AMOUNT                                       153,026.82

        TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                   208.33


VI.    POOL BALANCE AND PORTFOLIO PERFORMANCE

a)   Pool Balance
     ------------
       Initial Pool Balance                                    415,168,787.00
       Pool Balance as of Preceding Accounting Date            367,264,373.01
       Pool Balance as of the Current Accounting Date          359,507,397.77
       Age of Pool in Months                                                7

b)   Default and Delinquency Performance (includes Repossessions and
     Bankruptcies)
     ---------------------------------------------------------------

                              Number of     Principal
       Current Month	        Loans        Balance       Percentage

    30-59 Days Delinquent         53	   2,498,745.28	      0.695%
    60-89 Days Delinquent          9	     305,047.68	      0.085%
    90-119 Days Delinquent         8	     401,272.99	      0.112%
    120+ Days Delinquent           4	      94,994.20	      0.026%
    Defaults for Current Period    2	     126,405.94       0.035%


Schedule of Liquidated Loans   **SEE ATTACHMENT
-----------------------------------------------

    Description of Boat
    Account Number
    Original Principal Balance of Liquidated Loans
    Outstanding Principal Balance of the Liquidated Loan
    Gross Recovery
    Recovery Net of Expenses
    Realized Loss
    Chargeoff Date
    Repossession Date
    Liquidation Date

Current Period Defaulted Receivables    SEE ATTACHMENT
------------------------------------------------------

    Description of Boat
    Account Number
    Original Principal Balance of the Defaulted Loan
    Outstanding Principal Balance of the Defaulted Loan
    Recovery Net of Expenses
    Realized Loss
    Chargeoff Date

Schedule of Repossession Inventory  **SEE ATTACHMENT
----------------------------------------------------

    Description of Boat
    Account Number
    Original Principal Balance of the Defaulted Loan
    Outstanding Principal Balance of the Defaulted Loan
    Recovery Net of Expenses
    Realized Loss
    Chargeoff Date
    Repossession Date

Current Period Realized Losses
------------------------------

    Current Month Realized Losses                                   62,596.97
    Preceding Realized Losses                                       13,422.54
    Second Preceding Realized Losses                                     0.00


VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

       Total Pool Factor                                         865.93069860
       Note Pool Factor                                          846.77713920
       Certificate Pool Factor                                  1000.00000000
       Class A-7 Interest and Principal Account                    235,972.00

a)   Noteholders Monthly Interest Distributable Amount
     -------------------------------------------------

        Class A-1                                                  145,191.40
        Class A-2                                                  369,668.75
        Class A-3                                                  263,333.33
        Class A-4                                                  355,220.83
        Class A-5                                                  191,625.00
        Class A-6                                                  135,566.67
        Class A-7                                                        0.00

     Noteholders Monthly Principal Distributable Amount
     --------------------------------------------------

        Class A-1						7,756,975.24
        Class A-2                                                       0.00
        Class A-3                                                       0.00
        Class A-4                                                       0.00
        Class A-5                                                       0.00
        Class A-6                                                       0.00
        Class A-7                                                       0.00

b)    Certificateholders' Monthly Interest
        Distributable Amount                                      310,523.03

      Certificateholders' Monthly Principal
        Distributable Amount                                            0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note
   Int+Note Prin+Cert Int+Cert Prin)                            9,917,103.07

minus:  BKB Servicing Fee                                         153,026.82
plus:     Trustee Fee                                                 208.33

TOTAL WIRE TO CHASE                                             9,764,284.58